                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 21, 1998
                                                  -------------


                         BECTON, DICKINSON AND COMPANY
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
--------------------------------------------------------------------------------
    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                      N/A
--------------------------------------------------------------------------------
        (Former name or former addresses if changed since last report.)

Item 5.      OTHER EVENTS
             ------------


             The Registrant restated its Selected Financial Data and Quarterly Financial Data to reflect the effect of Financial Accounting Standards No. 128, "Earnings per Share." During 1997 the Financial Accounting Standards Board issued Financial Accounting Standard ("SFAS") No. 128, "Earnings per Share" which was effective for the Registrant beginning with the first quarter of fiscal 1998. This Statement simplifies the computation of earnings per share by replacing the previously reported primary and fully diluted earnings per share with basic and diluted earnings per share, respectively. Unlike primary earnings per share, basic earnings per share exclude the potential dilutive effect of common stock equivalents such as stock options, warrants and convertible securities.

             On May 19, 1998, the Registrant announced in a press release that its Board of Directors had approved a plan to restructure certain manufacturing and administrative activities which, coupled with previously announced initiatives, was expected to result in approximately $120 million in restructuring, one-time, and other charges. Attached hereto as Exhibit 99.2, which is hereby incorporated herein by reference, is a copy of such press release.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

             The Registrant is filing herewith the exhibits referenced in the Index of Exhibits annexed hereto and made a part hereof.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Bridget M. Healy
                                               ----------------------------
                                                   Bridget M. Healy
                                               Vice President and Secretary


Date: May 21, 1998

                              INDEX TO EXHIBITS
                              -----------------

   Exhibit
   Number              Description of Exhibits
   ------              -----------------------

    12                 Ratio of Earnings to Fixed Charges

    27.1               Restated Financial Data Schedule

    99.1 Selected Financial Data and Quarterly Financial Data - Restated in accordance with Statement of Financial Accounting Standards No. 128

    99.2               Press Release issued on May 19, 1998.